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                                                                   EXHIBIT 10.10


                             UNCONDITIONAL GUARANTY

     KNOW ALL MEN BY THESE PRESENTS that Talon Automotive Group, Inc. ("TAG"), VS Holdings, Inc., and Veltri Holdings USA, Inc. all of which share the mailing address of 900 Wilshire Drive, Suite 203, Troy, Michigan ("Guarantors"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby unconditionally and absolutely guarantee to Michael T. J. Veltri, individually and as trustee of the Michael T. J. Veltri Revocable Living Trust u/a/d December 17, 1992, ("Creditor"), his successors and assigns, the full and prompt payment by Veltri Metal Products Co. ("VMP"), when and as due, the Veltri Indebtedness, as that term is defined in the offering of up to $125,000,000 in senior subordinated notes pursuant to Rule 144A promulgated under the Securities Act of 1933 as amended, provided, however, that for purposes of this Guaranty, the Veltri Indebtedness shall not include any obligations to Creditor under the TAG Equity Ownership Plan, Creditor's Deferred Compensation Agreement or Creditor's Equity Ownership Agreement.

     The obligations of Guarantors hereunder sha11 be absolute and primary, and shall be complete and binding immediately upon the complete execution hereof and shall be subject to no other condition whatsoever precedent or otherwise and notice of acceptance hereof or action in reliance hereon shall not be required. The obligations of Guarantors shall be continuing and shall continue, irrespective of any statute of limitations otherwise applicable or defenses of laches.

     Upon the occurrence of VMP's failure to pay any of the Veltri Indebtedness, Guarantors agree to pay immediately the same, together with all other charges accruing with respect to said amount and all costs and expenses of collection, including reasonable attorneys' fees.

     As security for this Guaranty and the obligations of Guarantors hereunder, Guarantors and Creditor have entered into a certain security agreement of even date herewith, whereby Guarantors have granted security interests in all of their assets to Creditor.

     Guarantors hereby undertake to cause all of their future wholly-owned subsidiaries, as well as other subsidiaries which receive funding from any of them directly or under lending arrangements with Comerica Bank, or whose indebtedness is guaranteed by TAG, or any of them, to execute guaranties of the Veltri Indebtedness in the same or substantially the same form hereby given.

     Guarantors consent to any and all extensions, renewals, waivers or modifications that may be granted by Creditor with respect to the Veltri Indebtedness and waive any defenses in connection with such events. Other than as required by other agreements by and among the parties hereof, Guarantors further waive any failure of Creditor to give a notice of default, any failure of Creditor to pursue any other party or its assets with due diligence, any failure to resort to any other remedy available to Creditor and any and all defenses whatsoever arising out of this Guaranty.

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     This Guaranty and the rights and liabilities of the parties hereunder shall be governed by and construed under the laws of the State of Michigan.

     IN WITNESS WHEREOF, the Guarantors have executed this Unconditional Guaranty on the day ____ of April, 1998.

IN THE PRESENCE OF:                          TALON AUTOMOTIVE GROUP, INC.,
                                             a Michigan corporation

                                             By: David J. Woodward
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                                             Its:
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                                             VS HOLDINGS, INC.

                                             By: David J. Woodward
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                                             Its:
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                                             VELTRI HOLDINGS USA, INC.

                                             By: David J. Woodward
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                                             Its:
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